                               NAVARRE CORPORATION

                                 EXHIBIT 10.8.1


       AMENDMENT NO. 1 AND LIMITED WAIVER WITH RESPECT TO CREDIT AGREEMENT

This AMENDMENT NO. 1 AND LIMITED WAIVER WITH RESPECT TO CREDIT AGREEMENT (this "Amendment and Waiver") is entered into as of this 4th day of March, 2002, by NAVARRE CORPORATION, a Minnesota corporation, ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment and Waiver shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).
                                    RECITALS

WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower, Agent and the Lenders desire to waive and amend certain provisions of the Credit Agreement as herein set forth.

NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, and Lenders hereby agree as follows:

Limited Waivers and Agreement. THE AGENT AND THE LENDERS HEREBY WAIVE (i) ANY BREACH OR VIOLATION OF THE CREDIT AGREEMENT (AND ANY RESULTING EVENT OF DEFAULT) WHICH HAS OCCURRED SOLELY AS A RESULT OF THE FAILURE OF THE BORROWER TO COMPLY WITH THE MINIMUM EBITDA COVENANT SET FORTH IN ANNEX G TO THE CREDIT AGREEMENT AS OF THE END OF THE FISCAL QUARTER WHICH ENDED ON OR ABOUT DECEMBER 31, 2001, AND
(ii) THE PROVISIONS OF EACH OF SECTIONS 6.2 AND 6.4 OF THE CREDIT AGREEMENT TO THE EXTENT, AND SOLELY TO THE EXTENT, NECESSARY TO PERMIT THE BORROWER TO MAKE A SINGLE LOAN (THE "SECOND PAULSON LOAN"), EVIDENCED BY A NOTE (THE "SECOND PAULSON NOTE") IN THE FORM ATTACHED HERETO AS EXHIBIT A, TO ERIC PAULSON IN A PRINCIPAL AMOUNT NOT TO EXCEED $765,000. THESE LIMITED WAIVERS SHALL BE LIMITED PRECISELY AS WRITTEN AND SHALL NOT BE DEEMED OR OTHERWISE CONSTRUED TO CONSTITUTE A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT ARISING OUT OF ANY OTHER FAILURE OF THE BORROWER TO COMPLY WITH THE TERMS OF THE CREDIT AGREEMENT.

                                  Amendments.

SECTION 6.14 OF THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

                    "6.14. Restricted Payments. No Credit Party shall make any
               Restricted Payment, except (a) dividends and distributions by Subsidiaries of Borrower paid to Borrower, (b) employee loans permitted under Section 6.4(b) and (c) on any day, the Borrower may repurchase up to 15,000 of the Borrower's own shares of common stock for a price not in excess of $1.20 per share, as long as the aggregate consideration paid for all such repurchases during any consecutive twelve month period commencing March 4, 2002 does not exceed $250,000."

CLAUSE (b) SET FORTH ON ANNEX G TO AND THE CREDIT AGREEMENT IS HEREBY AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

                    (b) Minimum EBITDA. Borrower and its Subsidiaries on a
               consolidated basis shall have, at the end of each Fiscal Quarter set forth below, EBITDA plus interest income for the 12-month period then ended of not less than the following corresponding amounts:

                        Period                                  Amount
                        ------                                  ------
                  3/31/2002                                     $500,000
                  6/30/2002                                     $500,000
                  9/30/2002                                   $1,000,000
                  Each Quarter Thereafter                     $1,000,000

THE FOLLOWING ADDRESS LISTED IN SUBSECTION (A) OF ANNEX I TO THE CREDIT AGREEMENT IS HEREBY DELETED:

                           If to Agent or GE Capital, at
                           General Electric Capital Corporation
                           10 South LaSalle Street, Suite 2700
                           Chicago, Illinois 60603
                           Attention:  Navarre Account Manager
                           Telecopier No.:  (312) 419-5747
                           TELEPHONE NO.:  (312) 419-5900

and the following address is inserted in place thereof:

                           If to Agent or GE Capital, at
                           General Electric Capital Corporation
                           500 West Monroe Street
                           17th Floor
                           Chicago, Illinois  60661
                           Attention:  Navarre Account Manager
                           Telecopier No.: (312) 463-3855
                           Telephone No.: (312) 463-2262

                             Covenants; Collateral.

THE BORROWER HEREBY COVENANTS AND AGREES THAT (i) THE BORROWER SHALL NOT MAKE THE SECOND PAULSON LOAN UNLESS SIMULTANEOUSLY THEREWITH THE SECOND PAULSON NOTE HAS BEEN EXECUTED AND DELIVERED BY ERIC PAULSON TO THE BORROWER AND (ii) PROMPTLY UPON EXECUTION AND DELIVERY OF THE SECOND PAULSON NOTE, THE BORROWER SHALL DELIVER THE SECOND PAULSON NOTE (TOGETHER WITH AN ENDORSEMENT THEREOF IN BLANK) TO THE AGENT.

THE BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT (i) THE SECOND PAULSON NOTE CONSTITUTES COLLATERAL, AND (ii) THE BORROWER HAS GRANTED, AND DOES HEREBY GRANT, TO THE AGENT A LIEN ON ALL OF THE BORROWER'S RIGHT, TITLE AND INTEREST IN AND TO THE SECOND PAULSON NOTE, TO SECURE THE PAYMENT, PERFORMANCE AND OBSERVATION OF THE OBLIGATIONS.

Effectiveness.  THIS AMENDMENT AND WAIVER WILL BE EFFECTIVE ONCE THIS AMENDMENT
                AND WAIVER HAS BEEN DULY EXECUTED AND DELIVERED BY THE BORROWER, AGENT AND EACH LENDER.

Representations and Warranties. IN ORDER TO INDUCE THE AGENT AND EACH LENDER TO ENTER INTO THIS AMENDMENT AND WAIVER, THE BORROWER HEREBY REPRESENTS AND WARRANTS TO THE AGENT AND EACH LENDER, WHICH REPRESENTATIONS AND WARRANTIES SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AMENDMENT AND WAIVER, THAT:

ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THE CREDIT AGREEMENT AND IN EACH LOAN DOCUMENT ARE TRUE AND CORRECT AS OF THE DATE HEREOF AFTER GIVING EFFECT TO THIS AMENDMENT AND WAIVER; AND THE EXECUTION, DELIVERY AND PERFORMANCE BY THE BORROWER OF THIS AMENDMENT AND WAIVER HAS BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE ACTION REQUIRED ON ITS PART AND THIS AMENDMENT AND WAIVER IS THE LEGAL, VALID AND BINDING OBLIGATION OF THE BORROWER ENFORCEABLE AGAINST THE BORROWER IN ACCORDANCE WITH ITS TERMS, EXCEPT AS ITS ENFORCEABILITY MAY BE AFFECTED BY THE EFFECT OF BANKRUPTCY, INSOLVENCY, REORGANIZATION, MORATORIUM OR OTHER SIMILAR LAWS NOW OR HEREAFTER IN EFFECT RELATING TO OR AFFECTING THE RIGHTS OR REMEDIES OF CREDITORS GENERALLY.

               Reference to and Effect Upon the Credit Agreement.

EXCEPT AS SPECIFICALLY SET FORTH ABOVE, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED. THE AMENDMENTS AND LIMITED WAIVERS SET FORTH HEREIN ARE EFFECTIVE SOLELY FOR THE PURPOSES SET FORTH HEREIN AND SHALL BE LIMITED PRECISELY AS WRITTEN, AND SHALL NOT BE DEEMED TO (i) BE A CONSENT TO ANY AMENDMENT, WAIVER OR MODIFICATION OF ANY OTHER TERM OR CONDITION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT, (ii) OPERATE AS A WAIVER OR OTHERWISE PREJUDICE ANY RIGHT, POWER OR REMEDY THAT THE AGENT OR THE LENDERS MAY NOW HAVE OR MAY HAVE IN THE FUTURE UNDER OR IN CONNECTION WITH THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT OR
(iii) CONSTITUTE A WAIVER OF ANY PROVISION OF THE CREDIT AGREEMENT OR ANY LOAN DOCUMENT, EXCEPT AS SPECIFICALLY SET FORTH HEREIN. UPON THE EFFECTIVENESS OF THIS AMENDMENT AND WAIVER, EACH REFERENCE IN THE CREDIT AGREEMENT TO "THIS AGREEMENT", "HEREIN", "HEREOF" AND WORDS OF LIKE IMPORT AND EACH REFERENCE IN THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS TO THE CREDIT AGREEMENT SHALL MEAN THE CREDIT AGREEMENT AS AMENDED HEREBY. THIS AMENDMENT AND WAIVER SHALL BE CONSTRUED IN CONNECTION WITH AND AS PART OF THE CREDIT AGREEMENT.

Costs And Expenses. AS PROVIDED IN SECTION 11.3 OF THE CREDIT AGREEMENT, THE BORROWER AGREES TO REIMBURSE AGENT FOR ALL FEES, COSTS, AND EXPENSES, INCLUDING THE REASONABLE FEES, COSTS, AND EXPENSES OF COUNSEL OR OTHER ADVISORS FOR ADVICE, ASSISTANCE, OR OTHER REPRESENTATION IN CONNECTION WITH THIS AMENDMENT AND WAIVER.

GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

Headings. SECTION HEADINGS IN THIS AMENDMENT AND WAIVER ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE PART OF THIS AMENDMENT AND WAIVER FOR ANY OTHER PURPOSES.

Counterparts. THIS AMENDMENT AND WAIVER MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED SHALL BE DEEMED AN ORIGINAL, BUT ALL SUCH COUNTERPARTS SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT.

                            (signature page follows)

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 1 and Limited Waiver with respect to Credit Agreement as of the date first written above.

                                    BORROWER:


                                    NAVARRE CORPORATION


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------
                                    Title:
                                           -------------------------------------




                                    GENERAL ELECTRIC CAPITAL CORPORATION, AS
                                    AGENT AND LENDER


                                    By:
                                           -------------------------------------
                                    Name:
                                           -------------------------------------

Title:
       --------------------------